Exhibit 10.21

SEA WORLD

DOCUMENTS

Lease Amendment

Document No RR-263507

June 24, 1985

•	Revision/addition to premises.

•	Atlantis Restaurant added.

•	Revision to the include the entire premises in the percentage rent calculation of the 2.5% of first $600,000 from dispensing of food and nonalcoholic beverages.

•	Percentage rent criteria defined.

•	Non-profit status of Hubbs Marine Research Institute acknowledged. No consideration unless they violate provisions, then a percentage rent of 7% applies.

•	Record maintenance provision added.

•	Shoreline maintenance provision added.

•	Approval of Conceptual Development plan Document No. RR-263507.

•

50% rent credit for mitigation measures required by an agency as condition for further development if City ordinarily would be responsible, with some limitations, Reversion if construction doesn’t begin.

•	Annual submittal of implementation plan for the Development Plan/Capital Projects.

SEA WORLD

DOCUMENTS

Lease Amendment

Document No.769275-2

December 10, 1985

•	Legal description revised.

•	4 acre and 25 acre parcels added.

LEASE AMENDMENT

(Sea World)

THIS LEASE AMENDMENT, executed in duplicate as of this 24 day of June, 1985, at San Diego, California, by and between THE CITY OF SAN DIEGO, a municipal corporation in the County of San Diego, State of California (“CITY”), and SEA WORLD, INC., a Delaware corporation, 1720 South Shores Road, San Diego, California 92109 (“LESSEE”), is made with reference to the following facts:

A. CITY leases to LESSEE and LESSEE leases from CITY certain property in Mission Bay Park (“Premises”), described in lease amendments dated December 14, 1977, January 29, 1979, and December 12, 1983, and filed in the office of the City Clerk of CITY as Document Nos. 762304, 765767, and RR-259814, respectively. (The foregoing lease amendments are collectively referred to in this Lease Amendment as the “Lease.”)

B. The parties hereto desire to amend the Lease as hereinafter provided.

THEREFORE, in consideration of the mutual covenants contained herein, the Lease is hereby amended to provide, and LESSEE and CITY hereby agree, as follows:

1. Article I is hereby amended by (i) changing the identification of the various parcels of the Premises so that all land areas shall be a part of and identified as Parcel “A” and all water areas shall be a part of and identified as Parcel “B,” (ii) adding to the Premises a parcel identified as Parcel “A” Property 3, which parcel has previously been used by LESSEE with the permission of CITY, and (iii) providing for the possible adjustment of the easterly boundary of new Parcel “A” Property 2. For convenience of reference, the parties hereby agree that ARTICLE I—DEMISE of the Lease shall be amended to read as follows, and Exhibits “1” and “2” to the Lease shall be amended to provide the same as Exhibits “1” and “2” to this Lease Agreement:

“I

DEMISE

CITY hereby leases to LESSEE, and LESSEE hereby leases from CITY, that certain real property, consisting of land and water area and all appurtenances thereto, situated in the City of San Diego, County of San Diego, State of California, which is described on Exhibit ‘1,’ consisting of seven (7) pages, attached hereto and made a part hereof, and delineated on the plat, consisting of one (1) sheet, attached hereto, marked Exhibit ‘2’ and made a part hereof. Said real property is herein collectively referred to as the “Premises” and is individually referred to as (i) Parcel ‘A,’ consisting of 149.473 acres (more or less) of land area (including Parcel ‘A’ Property 1, Parcel ‘A’ Property 2, and Parcel

‘A’ Property 3) described on pages 1 through 5 inclusive of Exhibit ‘1,’ and (ii) Parcel ‘B’ consisting of 17.014 acres (more or less) of water area (including Parcel ‘B’ Property 1 and Parcel ‘B’ Property 2) described on pages 6 through 7 inclusive of Exhibit ‘1.’ When CITY is prepared to adopt the final map establishing the exact westerly boundary of that portion of the Mission Bay Park area known as the ‘South Shores Area Master Plan,’ LESSEE agrees that the legal description of the easterly boundary line of Parcel ‘A’ Property 2, as described and delineated on Exhibits ‘1’ and ‘2’ attached to this Lease, shall be automatically adjusted to accommodate the westerly boundary line of said ‘South Shores Area Master Plan’; provided, that (i) such adjustment shall be subject to LESSEE’S approval, which LESSEE shall not unreasonably withhold so long as it does not adversely affect its proposed uses of the Premises as generally shown and described in the Development Plan (referred to in Paragraph ‘A’ of Article III); (ii) the resulting Parcel ‘A’ Property 2 shall contain at least 25.002 acres; and (iii) parties shall prepare, date, and initial new legal descriptions and delineations of ‘A’ Property 2 reflecting such adjustment and attach the same to this Lease in lieu of the existing legal description and delineation thereof.”

2. ARTICLE III – USE OF THE PREMISES is hereby amended to read as follows:

“III

USE OF THE PREMISES

A. The Premises shall be used for the purpose of constructing, operating, and maintaining thereon the activities and uses as generally shown and described in LESSEE’s Development Plan referred to in ARTICLE XXXII below, as the same may be mutually revised in writing from time to time by CITY and LESSEE as provided in ARTICLE XXXII, and for such other incidental uses as are specifically approved in writing by the City Manager of CITY, and for no other purposes. Notwithstanding the foregoing, the approved uses existing as of the date the Development Plan was approved by the City Council of CITY shall continue to be permitted to the extent they are not changed by the implementation of the Development Plan or otherwise by agreement in writing by and between CITY and LESSEE.

B. All offices, service facilities, laboratories, and related facilities shall be utilized in the furtherance of the park and recreation activities authorized in and by this Lease.

C. LESSEE’S rights to use Parcel ‘A’ Property 3 of the Premises shall extend only to those portions thereof that are not being, or not to be, used by CITY for the construction, installation, and maintenance of a bridge, related storage, and for roadway and supporting structures therefor.

D. In connection with the maintenance and operation and selling of rides on watercraft from or upon the Premises, LESSEE shall have, and CITY hereby grants and extends to LESSEE, the right and privilege to operate watercraft in the public waterways of Mission Bay. LESSEE shall also have the right to embark and disembark passengers from and at the Premises and the right to construct and maintain into the Premises from the waterways fronting on the Premises a channel at the location and of the dimension indicated on the Development Plan.

The granting of this right and privilege in connection with the use and operation of watercraft on the waters of Mission Bay may be suspended by CITY at any time when, in the opinion of the City Manager, such use becomes detrimental or hazardous to the other uses of Mission Bay. In any event, CITY shall have the right, upon ten (10) days written notice, to require LESSEE to suspend the use and operation of watercraft for limited predetermined periods when, in the opinion of the City Manager, such use and operation would unduly interfere with the use of Mission Bay for major public events.

Such suspension shall be without liability to CITY for damages of any kind suffered by LESSEE as a result of such suspension. The rights and privileges hereby granted shall be subject to the availability of operating area at approved speeds, and under such other municipal, state, and federal rules and regulations as are applicable to the operation of watercraft.

E. LESSEE shall have the right to operate an aerial sky ride over the waters of Mission Bay Park between the points Mission Bay Coordinates North 6,121.00 feet and West 12,864.36 feet, and North 6,460.00 feet and West 14,229.00 feet of the San Diego City Engineer’s Mission Bay Coordinates System. Further, LESSEE shall have the right to construct and maintain two supporting towers for the sky ride in a 20-foot square area, the center of which is located at the following points:

(a) Mission Bay Coordinates North 6,206.59 feet and West 13,205.92 feet.

(b) Mission Bay Coordinates North 6,368.30 feet and West 13,919.36 feet.

F. LESSEE shall use the Premises only for the purpose of conducting thereon the businesses for which they are demised, and shall diligently conduct such businesses to produce a reasonable and substantial gross income.”

3. Subparagraph “a” of Paragraph A.1 of ARTICLE IV – RENT is hereby amended to read as follows:

“a. TWO AND ONE-HALF PERCENT (2-1/2%) of the first $600,000.00 of gross income derived from the dispensing of food and non-alcoholic beverages upon the Premises, including gross income derived from the operation of any restaurant, snack bar, cocktail lounge, bar, delicatessen, and from the sale of groceries during each year.”

4. Subparagraph “r” of Paragraph A.1 of ARTICLE IV – RENT is hereby deleted.

5. Paragraph B of ARTICLE IV – RENT is hereby amended to read as follows:

“B. For purposes of computing percentage rent pursuant to this ARTICLE IV, ‘gross income’ shall mean all income resulting from occupancy of the Premises, including gross income of sublessees or concessionaires or their agents or any other party as a result of occupancy of the Premises (including the amount of any manufacturer’s or importer’s excise tax included in the prices of property sold, even though the manufacturer or importer is also the retailer thereof and it is immaterial whether the amount of such excise tax is separately stated); provided, however, that gross income shall exclude the following:

1. Rent paid to LESSEE from sublessees, concessionaires or other occupants of the Premises in those situations where CITY receives a percentage of gross revenues from the operations of such sublessees, concessionaires, or other occupants of the Premises (provided, CITY shall not receive less rent under a sublease or concession operation than it would if that operation were conducted by LESSEE);

2. Federal, state or municipal taxes collected from the consumer (regardless of whether the amount thereof is stated to the consumer as a separate charge) and paid over periodically by LESSEE to a governmental agency accompanied by a tax return or statements required by law. Possessory interest taxes and other taxes not collected from the consumer may not be deducted from the gross income;

3. Uncollected credit and installment balances determined and shown on LESSEE’S books to be bad debts, which are properly documented and detailed in the various rent categories;

4. Any income from the sale of licenses or permits for a governmental agency;

5. Any income from the sale of merchandise to other dealers, at actual cost, with no mark-ups, as a method of changing inventories and resulting in no profit to LESSEE;

6. Galley sales of food and beverages made from boats operating from the Premises when such sales occur outside of Mission Bay;

7. Allowances made by LESSEE for traded-in merchandise, provided that LESSEE keeps adequate records for all of the foregoing from which CITY can accurately determine what allowances were made; and

8. Any income from the sale or other disposition of used furniture, furnishings, fixtures and equipment used in connection with the operation of a business on the Premises and not held for sale in the ordinary course of business.

6. Paragraph “D” of ARTICLE IV – RENT is hereby amended to read as follows:

“D. Hubbs Marine Research Institute (“Hubbs”), a non-profit foundation, may occupy a portion of the Premises not to exceed 80,000 square feet in ground area as generally shown on the Development Plan, during the entire term of this Lease without payment of any rent so long as the following terms and conditions are met:

1. Hubbs shall operate solely and exclusively as a California non-profit foundation and shall be involved solely and exclusively in oceanographic research and development activities for the public good, including the benefit of Mission Bay Park and CITY’S tidelands.

2. No rental charge shall be made to LESSEE for any space, service, or activity conducted by Hubbs, nor shall LESSEE receive any income from HUBBS.

3. So long as Hubbs conducts its operations in accordance with the above conditions, no rent shall be payable for the premises occupied by Hubbs. However, in the event Hubbs does not comply with any or all of the above conditions, Hubbs shall pay a rental in the amount of seven percent (7%) of all revenue received by Hubbs from any source in connection with conducting its activities on the Premises.”

7. ARTICLE V – MAINTENANCE OF RECORDS is hereby amended to read as follows:

“Whenever the rent hereunder is dependent on percentage calculations of gross income accruing to LESSEE or its sublessees, concessionaries, or any other party, LESSEE shall keep, or cause to be kept, true, accurate and complete records and double entry books from which the CITY can at all times determine the nature and amounts of income subject to rental percentage from the operation of the Premises. Such records shall show all transactions relative to the conduct of the operation, and such transactions shall be supported by documents of original entry such as sales slips, cash register tapes, purchase invoices and tickets issued. In the event of admission charges, LESSEE shall either (i) issue serially-numbered tickets for each paid admission and shall keep adequate records of said serial numbers issued and of those unused or (ii) record admission charges by means of a cash register system which automatically issues a customer’s receipt. All sales or rentals of merchandise and services rendered shall be recorded by means of a cash register system which automatically issues a customer’s receipt or certifies the amount recorded on a sales slip. All said cash register systems shall have a locked-in total which is constantly accumulating, which total cannot be reset, and at the option of the CITY, a constantly locked-in accumulating printed transaction counter which cannot be reset, and/or printed detailed audit tape located within the register. Complete beginning and ending cash register readings shall be made a matter of daily record. Said books of account and records shall be kept or made available at one location within the limits of the City of San Diego. CITY have the right at any time and all reasonable times to examine and audit said records for the purpose of determining the accuracy thereof, and of the statements of moneys accrued and sales made on said Premises submitted by LESSEE pursuant to Paragraph C of ARTICLE IV of this Lease.”

8. The following provision shall be added to ARTICLE XXI – IMPROVEMENTS, REPAIRS, ALTERATIONS of the Lease:

“It is agreed that as of the effective date of the Lease Amendment adding this provision to the Lease, or when the shoreline repair work is completed pursuant to the terms of that certain agreement between the CITY and LESSEE, dated October 1, 1984, whichever date first occurs, for the entire remaining Term of this Lease LESSEE shall be responsible for all shoreline maintenance on all portions of the Premises, including those riprap areas immediately adjacent to the Premises from the top of the riprap to the toe of the riprap whether or not such riprap is within the boundary line of the Premises, to the reasonable satisfaction of CITY’s City Manager, at LESSEE’S sole expense.”

9. ARTICLE XXXII – GENERAL DEVELOPMENT PLAN is hereby amended to read as follows:

“XXXII

GENERAL DEVELOPMENT PLAN

A. From and after the effective date of the Lease Amendment amending this Article XXXII as provided below, the further development of the Premises shall be generally in accordance with the Development Plan for the Premises approved by the City Council and on file in the office of the City Clerk as Document No. RR-253507, as the same may from time to time be amended in writing by and between CITY and LESSEE (“Development Plan”), and, to the extent applicable, CITY’s Plan entitled Mission Bay Park Master Plan for Land and Water Use, 1978. It is understood that the Development Plan is a conceptual plan only, and that the depictions of the approved uses and improvements are illustrative only and are not binding as to the exact configuration and location of the uses and improvements authorized.

B. LESSEE shall implement the First Phase (as defined below) of the Development Plan as soon as practicable after LESSEE obtains the City Manager’s approval and all other required permits and approvals for the First Phase of said plan (provided that commencement of construction of the First Phase of said plan shall not be required prior to July 1, 1988), and shall proceed diligently and without undue delay to completion thereof. “First Phase” shall mean the development and construction of any project or projects included within the Development Plan involving an aggregate investment (including direct and indirect construction costs and costs for architects, engineers, consultants fees and permitting and related expenses) of at least $2,500,000, and shall include (but not necessarily be limited to) improvements to Parcel ‘A’
Property 2.

C. Should LESSEE be required by any public entity, including CITY (such as, for example, the California Coastal Commission) to make any expenditures or payments in lieu of expenditures (other than the rental expressly provided for in this Lease) for permanent capital improvements on, to, or in Mission Bay Park which would normally be the responsibility of CITY (“Mitigation Expenditures”) as a condition to obtaining permission to develop, construct, install, or operate improvements, facilities, or equipment in, to, or on the Premises in excess of expenditures directly required to develop, construct, install, or operate said improvements, facilities, or equipment (such as, for example, the contribution of funds for an off-site improvement in alleged mitigation of alleged adverse environmental impacts of said development and/or activities), then LESSEE shall be given a credit in the amount of fifty percent (50%) of such Mitigation Expenditures against the rental payable under this Lease, as follows: (i) the amount of such credit shall not exceed the total rental payable pursuant to subparagraph IV.A.3 of this Lease; and (ii) said credit shall be allowed only to the extent of rental payments under subparagraph IV.A.3 previously made and as any such payments subsequently become due.

D. Should LESSEE fail to commence construction of the First Phase as provided above, subject to delays beyond LESSEE’s reasonable control, then Parcel ‘A’ Property 2 and a portion of Parcel ‘B’ Property 1 identified as Parcel ‘B’ WATER 7.216 ACRES in the Lease Amendment dated December 12, 1983, on file in the office of the City Clerk as Document No. RR-59814 (“Water Parcel”) shall revert to CITY, at CITY’s option, free and clear of this Lease or any other interest of LESSEE, unless LESSEE commences construction within thirty (30) days following receipt of written notice from CITY of its intention to cause such reversion, given on or after the date LESSEE should have commenced construction, subject to delays beyond its reasonable control. If requested by CITY, and if CITY’S notice of election is valid and LESSEE fails to commence construction within said thirty (30) day period, LESSEE shall execute, acknowledge, and deliver to CITY a quitclaim deed whereby LESSEE shall quitclaim all of its right, title and interest in Parcel ‘A’ Property 2 and the Water Parcel to CITY. Such reversion of Parcel ‘A’ Property 2 and the Water Parcel shall be CITY’s sole remedy for LESSEE’s failure to timely commence construction of the First Phase of the improvements referred to in the Development Plan. In the event Parcel ‘A’ Property 2 and the Water Parcel revert to CITY as provided above, then LESSEE’S obligation for the rent payable as provide in Paragraph A.3 of Article IV of this Lease shall cease and terminate as of the date of such reversion; such rent shall be prorated to the date of such termination on the basis of a 360-day year, and LESSEE shall receive a credit in an amount equal to any unearned advance-paid rent pursuant to said Paragraph A.3 against the next payment or payments of percentage or minimum rent due hereunder.

E. Should LESSEE timely commence construction of the First Phase of the improvements referred to in the Development Plan but fail to diligently complete such improvements (subject to causes beyond LESSEE’s reasonable control), then LESSEE shall pay to CITY an amount equal to ten percent (10%) of the then applicable minimum rent, prorated for fractions of years, during the periods of such unexcused delays, in addition to any other rent payable hereunder.

F. In addition to any other procedure specifically mandated by law or this Lease, the following procedures for implementing the Development Plan shall be in effect, until changed by written agreement between LESSEE and CITY: Each year prior to October 31, LESSEE shall submit an implementation plan to the Planning Director via the City Manager of CITY, showing all improvements proposed by LESSEE for the ensuing accounting year. The proposed improvements shall include, but not be limited to, the following: any proposed new buildings, building improvements or additions, modifications, changes, and additions, redesigns or removal of parking lots, roadways, bicycle ways, pedestrian paths, landscaped areas and entry way areas. The Planning Director’s approval shall be required prior to the City Manager’s approval. The Planning Director shall identify projects with particular concern for more detailed environmental and planning review. Building permits for these identified projects shall not be issued until the Planning Director has determined that the proposed project is in conformance with all adopted Mission Bay Park Master Plan Documents and Environmental Impact Reports. The Deputy Director of the Environmental Quality Division shall review such projects to ensure that any mitigation required by the Development Plan is implemented. LESSEE shall have the option of submitting additional proposals or modifications to previously submitted projects at any time. No such improvements, or the construction thereof, shall require City Council approval so long as the foregoing process is followed; provided that the basic concepts of the Development Plan may not be changed without the prior approval of the City Council of CITY. A document evidencing any approved changes shall be signed by the parties and filed in the office of the City Clerk of CITY.”

10. Paragraph F shall be added to ARTICLE XLI – GENERAL to read as follows:

“F. If either party, except as otherwise herein specifically provided, shall be delayed or hindered in or prevented from performing any act required hereunder, by reason of strikes, lock-outs, labor problems, inability to procure materials, failure of power or other utilities, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature, not the fault of the party so delayed, then performance of such act shall be excused for a period equivalent to the period of such delay, unless such delay shall cause the other party to be in default in its obligations to a party not a party to this lease.”

11. Paragraph G shall be added to ARTICLE XLI – GENERAL to read as follows:

“G. The control and administration of CITY’s interest in this Lease are under the jurisdiction of the City Manager. The approval or consent of CITY, wherever required by the terms of this Lease, shall mean the approval or consent of the City Manager, unless otherwise specified, without the need for any consent or resolution by the City Council of CITY. The City Manager may, however, in his discretion refer any such matter involving approval or consent to the City Council.”

12. Except as provided above, the Lease shall remain in full force and effect,

IN WITNESS WHEREOF, this Lease Amendment is executed by CITY, acting by and through the City Manager under and pursuant to Resolution No. R-263507 of the City Council authorizing such execution, and by LESSEE, acting by and through its duly authorized officers, as of the date first above written.

I HEREBY APPROVE the form and legality of the foregoing Agreement this 26 day of July, 1985.	THE CITY OF SAN DIEGO
	By:	/s/ [Illegible Signature]
ASSISTANT TO THE CITY MANAGER

John W. Witt, City Attorney		SEA WORLD, INC.

By:	/s/ Harold O. Valderhaug	By:	/s/ [Illegible Signature]
	Deputy		President

DESCRIPTION OF

SEA WORLD LEASE

PARCEL A — LAND — PROPERTY 1     123.577 ACRES

THAT PORTION OF THE TIDELANDS AND SUBMERGED OR FILLED LANDS OF MISSION BAY (FORMERLY FALSE BAY), AND PORTION OF THE PUEBLO LANDS OF SAN DIEGO, ACCORDING TO MAP THEREOF MADE BY JAMES PASCOE IN 1870, A COPY OF WHICH SAID MAP WAS FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, NOVEMBER 14, 1921, AND IS KNOWN AS MISCELLANEOUS MAP NO. 36, ALL BEING IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, DESCRIBED AS A WHOLE AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF LOT 24 IN BLOCK 10 OF RESUBDIVISION OF BLOCKS 7, 8 AND 10 AND A PORTION OF BLOCK 9 AND LOT “A”, INSPIRATION HEIGHTS, ACCORDING TO MAP THEREOF NO. 1700, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, DECEMBER 27, 1917; THENCE ALONG THE SOUTHERLY LINE OF SAID LOT 24, SOUTH 89°55’56” WEST, (RECORD NORTH 89°59’00” WEST), 25.00 FEET TO A POINT OF TANGENT CURVE IN THE BOUNDARY OF SAID LOT 24; THENCE SOUTH 00°04’04” EAST, 2.00 FEET TO AN INTERSECTION WITH A LINE WHICH IS PARALLEL WITH AND 2.00 FEET SOUTHERLY AT RIGHT ANGLES TO THE SOUTHERLY LINE OF SAID BLOCK 10, THENCE ALONG SAID PARALLEL LINE NORTH 89°55’56” EAST, 249.70 FEET; THENCE NORTH 05°30’02” WEST, 104.06 FEET TO THE UNITED STATES COAST AND GEODETIC SURVEY TRIANGULATION STATION “OLD TOWN” (THE LAMBERT GRID COORDINATES, CALIFORNIA ZONE 6, FOR SAID STATION “OLD TOWN” ARE X = 1,712,415.17 AND Y = 213,819.22) AND SAID TRIANGULATION STATION IS LOCATED AT LATITUDE 32°45’02” NORTH AND LONGITUDE 117°11’07.200” WEST, BEING ALSO THE POINT OF ORIGIN FOR THE SAN DIEGO CITY ENGINEER’S MISSION BAY PARK COORDINATE SYSTEM; THENCE NORTH 6,789.12 FEET AND WEST 14,572.15 FEET TO THE TRUE POINT OF BEGINNING OF THE HEREIN DESCRIBED PROPERTY, THE MISSION BAY COORDINATES OF SAID TRUE POINT OF BEGINNING BEING NORTH 6,789.12 AND WEST 14,572.15; THENCE SOUTH 69°30’00” EAST 172.53 FEET TO THE BEGINNING OF A TANGENT 300.00 FOOT RADIUS CURVE CONCAVE SOUTHWESTERLY; THENCE SOUTHEASTERLY AND SOUTHERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 69°30’00” A DISTANCE OF 363.90 FEET; THENCE SOUTH 330.46 FEET TO THE BEGINNING OF A TANGENT 347.08 FOOT RADIUS CURVE CONCAVE NORTHEASTERLY; THENCE SOUTHERLY AND SOUTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 63°35’01” A DISTANCE OF 385.17 FEET; THENCE SOUTH 63°35’01” EAST 25.61 FEET TO THE POINT OF BEGINNING OF A 240.00 FOOT RADIUS CURVE CONCAVE NORTHERLY, THE RADIAL LINES OF SAID CURVE BEARS SOUTH 27°10’45” WEST TO SAID POINT OF BEGINNING; THENCE EASTERLY ALONG THE

EXHIBIT 1

ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 24°56’26” A DISTANCE OF 104.47 FEET TO A POINT OF COMPOUND CURVATURE WITH AN 800.00 FOOT RADIUS CURVE CONCAVE NORTHWESTERLY, THENCE EASTERLY AND NORTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 39°23’51” A DISTANCE OF 550.09 FEET TO A POINT OF REVERSE CURVATURE WITH A 1,198.09 FOOT RADIUS CURVE CONCAVE SOUTHEASTERLY, A RADIAL LINE OF SAID CURVE BEARS NORTH 37°09’32” WEST TO SAID POINT; THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 29°36’42” A DISTANCE OF 619.20 FEET TO A POINT OF COMPOUND CURVATURE WITH A 514.76 FOOT RADIUS CURVE CONCAVE SOUTHERLY, A RADIAL LINE OF SAID CURVE BEARS NORTH 7°32’50” WEST TO SAID POINT; THENCE EASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 25°57’10” A DISTANCE OF 233.17 FEET; THENCE SOUTH 71°35’40” EAST 973.37 FEET; THENCE SOUTH 18°24’20” WEST 50.00 FEET; THENCE SOUTH 71°35’40” EAST 598.11 FEET TO MISSION BAY PARK COORDINATES NORTH 5,597.88 AND WEST 11,113.51; THENCE SOUTH 5°59’55” WEST 1,807.81 FEET TO A POINT ON A LINE THAT IS 60.50 FEET AT RIGHT ANGLES NORTHEASTERLY FROM ENGINEER’S STATION 36 + 35.31 ON THE CENTERLINE OF SEA WORLD DRIVE AS SHOWN ON THE CITY OF SAN DIEGO ENGINEER’S DRAWING NO. 14985-1-D; THENCE NORTH 78°55’43” WEST, PARALLEL WITH SAID CENTERLINE OF SEA WORLD DRIVE 635.31 FEET TO THE BEGINNING OF A TANGENT 828.855 FOOT RADIUS CURVE CONCAVE NORTHEASTERLY, SAID CURVE BEING CONCENTRIC WITH AND 10.00 FEET NORTHEASTERLY RADIALLY FROM THE FACE OF THE NORTHEASTERLY BERM ON THE ACCESS ROAD SHOWN ON THE CITY OF SAN DIEGO ENGINEER’S DRAWING NO. 14577-22-D; THENCE NORTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 21°06’00” A DISTANCE OF 305.24 FEET; THENCE NORTHWESTERLY, WESTERLY AND NORTHERLY CONTINUING ALONG A LINE THAT IS PARALLEL AND/OR CONCENTRIC WITH AND 10.00 FEET AT RIGHT ANGLES OR RADIALLY; RESPECTIVELY, FROM THE FACE OF SAID NORTHEASTERLY BERM, WHICH BERM IS ALSO SHOWN ON SAID ENGINEER’S DRAWINGS NO. 14577-21, 23, 24, 32, 33, 34 AND 36-D THE FOLLOWING COURSES AND DISTANCES: NORTH 57°49’43” WEST 53.69 FEET TO THE BEGINNING OF A TANGENT 1,032.00 FOOT RADIUS CURVE CONCAVE SOUTHWESTERLY; THENCE NORTHWESTERLY AND WESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 36°52’29” A DISTANCE OF 664.18 FEET; THENCE TANGENT TO SAID CURVE SOUTH 85°17’48” WEST 515.45 FEET TO THE BEGINNING OF A TANGENT 568.00 FOOT RADIUS CURVE CONCAVE NORTHEASTERLY; THENCE WESTERLY AND NORTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 65°57’16” A DISTANCE OF 653.84 FEET TO A POINT OF COMPOUND CURVATURE IN THE ARC OF A 268.00 FOOT RADIUS CURVE CONCAVE EASTERLY, A RADIAL LINE OF SAID CURVE BEARS SOUTH 61°15’04” WEST TO SAID POINT; THENCE NORTHWESTERLY, NORTHERLY AND NORTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 73°56’28” A DISTANCE OF 345.86 FEET TO A POINT OF REVERSE CURVATURE IN THE ARC OF A 332.00 FOOT RADIUS CURVE CONCAVE

EXHIBIT 1

NORTHWESTERLY, A RADIAL LINE OF SAID CURVE BEARS SOUTH 44°48’28” EAST TO SAID POINT; THENCE NORTHEASTERLY, NORTHERLY AND NORTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 116°05’26” A DISTANCE OF 672.68 FEET; THENCE DISREGARDING THE FACE OF BERM BUT TANGENT TO SAID CURVE NORTH 70°53’54” WEST 121.23 FEET TO THE BEGINNING OF A TANGENT 270.00 FOOT RADIUS CURVE CONCAVE NORTHEASTERLY; THENCE NORTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 26°08’05” A DISTANCE OF 123.16 FEET TO A POINT ON THE WESTERLY LINE OF THAT PORTION OF LAND SHOWN ON THE CITY OF SAN DIEGO ENGINEER’S DRAWING NO. 10966-1—B OF THE PROPOSED LEASE OF WEST PEREZ COVE MISSION BAY PARK; THENCE NORTHWESTERLY ALONG THE BOUNDARY OF SAID LAND THE FOLLOWING COURSES AND DISTANCES: NORTH 13°45’54” WEST 575.54 FEET; THENCE NORTH 175.00 FEET; THENCE NORTH 23°11’55” WEST 130.00 FEET; THENCE NORTH 39°19’34” WEST 90.00 FEET; THENCE NORTH 14°33’01” WEST 166.22 FEET; THENCE NORTH 9°04’02” WEST 267.46 FEET TO THE TRUE POINT OF BEGINNING.

EXHIBIT 1

PARCEL “A” LAND PROPERTY 2: 25± ACRES

THAT PORTION OF THE TIDELANDS AND SUBMERGED OR FILLED LANDS OF MISSION BAY (FORMERLY FALSE BAY) AND A PORTION OF THE PUEBLO LANDS OF SAN DIEGO, ACCORDING TO MAP THEREOF MADE BY JAMES PASCOE IN 1870, A COPY OF WHICH SAID MAP WAS FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, NOVEMBER 14, 1921, AND IS KNOWN AS MISCELLANEOUS MAP NO. 36, ALL BEING IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, DESCRIBED AS A WHOLE AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF LOT 24 IN BLOCK 10 RESUBDIVISION OF BLOCKS 7, 8, AND 10 AND A PORTION OF BLOCK 9 AND LOT “A”, INSPIRATION HEIGHTS, ACCORDING TO MAP THEREOF NO. 1700, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY DECEMBER 27, 1917; THENCE ALONG THE SOUTHERLY LINE OF SAID LOT 24, SOUTH 89°55’56” WEST, (RECORD NORTH 89°59’00” WEST), 25.00 FEET TO A POINT OF TANGENT CURVE IN THE BOUNDARY OF SAID LOT 24; THENCE SOUTH 00°04’04” EAST, 2,000 FEET TO AN INTERSECTION WITH A LINE WHICH IS PARALLEL AND 2.00 FEET SOUTHERLY AT RIGHT ANGLES TO THE SOUTHERLY LINE OF SAID BLOCK 10; THENCE ALONG SAID PARALLEL LINE NORTH 89°55’56” EAST, 249.70 FEET; THENCE NORTH 05°30’02” WEST, 104.06 FEET TO THE UNITED STATES COAST AND GEODETIC SURVEY TRIANGULATION STATION “OLD TOWN” (THE LAMBERT GRID COORDINATES, CALIFORNIA ZONE 6, FOR SAID STATION “OLD TOWN” ARE X=1,712,415.17 AND Y=213,819.22) AND SAID TRIANGULATION STATION IS LOCATED AT LATITUDE 32°45’02” NORTH AND LONGITUDE 117°11’07.200” WEST, BEING ALSO THE POINT OF ORIGIN FOR THE SAN DIEGO CITY ENGINEER’S MISSION BAY PARK COORDINATE SYSTEM; THENCE NORTH 3,799.97 FEET AND WEST 11,302.44 FEET TO THE TRUE POINT OF BEGINNING OF THE HEREIN DESCRIBED PROPERTY, THE MISSION BAY PARK COORDINATES OF SAID TRUE POINT OF BEGINNING BEING NORTH 3,799.97 AND WEST 11,302.44, SAID TRUE POINT OF BEGINNING BEING A POINT ON A LINE THAT IS PARALLEL WITH AND 60.50 FEET AT RIGHT ANGLES NORTHEASTERLY FROM THE CENTERLINE OF SEA WORLD DRIVE AS SHOWN ON CITY OF SAN DIEGO ENGINEER’S DRAWING NO. 14,985-1-D, SAID POINT BEING OPPOSITE AT RIGHT ANGLES FROM ENGINEER’S STATION 36+35.31 ON SAID CENTERLINE; THENCE NORTH 5°59’55” EAST 1807.82 FEET; THENCE SOUTH 55°43’04” EAST 660.41 FEET; THENCE SOUTH 0°17’19” EAST 1475.24 FEET TO A POINT ON A 1939.50 FOOT RADIUS CURVE, CONCAVE NORTHERLY, SAID POINT BEING 60.50 FEET NORTHERLY FROM ENGINEER’S STATION 44+01.77 ON THE HEREINABOVE MENTIONED CENTERLINE OF SEA WORLD DRIVE, A RADIAL LINE TO SAID POINT BEING SOUTH 6°51’07” EAST; THENCE WESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 17°55’24” AN ARC LENGTH OF 606.71 FEET; THENCE TANGENT TO SAID CURVE NORTH 78°55’43” WEST 140.82 FEET TO THE TRUE POINT OF BEGINNING.

EXHIBIT 1

PARCEL A, LAND PROPERTY 2; 25.002 ACRES

THAT PORTION OF THE TIDELANDS AND SUBMERGED OR FILLED LANDS OF MISSION BAY (FORMERLY FALSE BAY), AND A PORTION OF THE PUEBLO LANDS OF SAN DIEGO, ACCORDING TO MAP THEREOF MADE BY JAMES PASCOE IN 1870, A COPY OF WHICH SAID MAP WAS FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, NOVEMBER 14, 1921, AND IS KNOWN AS MISCELLANEOUS MAP NO. 36, ALL BEING IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, DESCRIBED AS A WHOLE AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF LOT 24 IN BLOCK 10 RESUBDIVISION OF BLOCKS 7, 8, AND 10 AND A PORTION OF BLOCK 9 AND LOT “A”, INSPIRATION HEIGHTS, ACCORDING TO MAP THEREOF NO. 1700, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, DECEMBER 27, 1917; THENCE ALONG THE SOUTHERLY LINE OF SAID LOT 24, SOUTH 89°55’56” WEST, (RECORD NORTH 89°59’00” WEST), 25.00 FEET TO A POINT OF TANGENT CURVE IN THE BOUNDARY OF SAID LOT 24; THENCE SOUTH 00°04’04” EAST, 2.00 FEET TO AN INTERSECTION WITH A LINE WHICH IS PARALLEL AND 2.00 FEET SOUTHERLY AT RIGHT ANGLES TO THE SOUTHERLY LINE OF SAID BLOCK 10; THENCE ALONG SAID PARALLEL LINE NORTH 89°55’56” EAST, 249.70 FEET; THENCE NORTH 05°30’02” WEST, 104.06 FEET TO THE UNITED STATES COAST AND GEODETIC SURVEY TRIANGULATION STATION “OLD TOWN” (THE LAMBERT GRID COORDINATES, CALIFORNIA ZONE 6, FOR SAID STATION “OLD TOWN” ARE X = 1,712,415.17 AND Y = 213,819.22) AND SAID TRIANGULATION STATION IS LOCATED AT LATITUDE 32°45’02” NORTH AND LONGITUDE 117°11’07.200” WEST, BEING ALSO THE POINT OF ORIGIN FOR THE SAN DIEGO CITY ENGINEER’S MISSION BAY PARK COORDINATE SYSTEM; THENCE NORTH 3,799.97 FEET AND WEST 11,302.44 FEET TO THE TRUE POINT OF BEGINNING OF THE HEREIN DESCRIBED PROPERTY, THE MISSION BAY PARK COORDINATES OF SAID TRUE POINT OF BEGINNING BEING NORTH 3,799,97 AND WEST 11,302.44, SAID TRUE POINT OF BEGINNING BEING A POINT ON A LINE THAT IS PARALLEL WITH AND 60.50 FEET AT RIGHT ANGLES NORTHEASTERLY FROM THE CENTERLINE OF SEA WORLD DRIVE AS SHOWN ON CITY OF SAN DIEGO ENGINEER’S DRAWING NO. 14,985-1-0, SAID POINT BEING OPPOSITE AT RIGHT ANGLES FROM ENGINEER’S STATION 36 + 35.31 ON SAID CENTERLINE; THENCE NORTH 5°59’55” EAST 1,807.81 FEET TO MISSION BAY PARK COORDINATES NORTH 5,597.88 AND WEST 11,113.51; THENCE SOUTH 67°17’14” EAST 900.00 FEET; THENCE SOUTH 22°50’20” WEST 1,637.89 FEET TO A POINT THAT BEARS NORTH 3°45’37” EAST 60.50 FEET FROM ENGINEER’S STATION 40 + 31.33 ON THE HEREINBEFORE MENTIONED CENTERLINE OF SEA WORLD DRIVE, SAID POINT BEING ON THE ARC OF A 1,939.50 FOOT RADIUS CURVE CONCAVE NORTHERLY; THENCE WESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 7°18’40” A DISTANCE OF 247.48 FEET; THENCE TANGENT TO SAID CURVE NORTH 78°55’43” WEST PARALLEL WITH SAID CENTERLINE OF SEA WORLD DRIVE 140.82 FEET TO THE TRUE POINT OF BEGINNING.

EXHIBIT 1

PARCEL A, LAND PROPERTY 3; 0.894 ACRES

THOSE PORTIONS OF THE TIDELANDS AND SUBMERGED OR FILLED LANDS OF MISSION BAY (FORMERLY FALSE BAY), AND PORTIONS OF THE PUEBLO LANDS OF SAN DIEGO, ACCORDING TO MAP THEREOF MADE BY JAMES PASCOE IN 1870, A COPY OF WHICH SAID MAY WAS FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, NOVEMBER 14, 1921, AND IS KNOWN AS MISCELLANEOUS MAP NO. 36, ALL BEING IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF LOT 24 IN BLOCK 10 OF RESUBDIVISION OF BLOCKS 7, 8 AND 10 AND A PORTION OF BLOCK 9 AND LOT “A”, INSPIRATION HEIGHTS, ACCORDING TO MAP THEREOF NO. 1700, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, DECEMBER 27, 1917; THENCE ALONG THE SOUTHERLY LINE OF SAID LOT 24, SOUTH 89°55’56” WEST, (RECORD NORTH 89°59’00” WEST), 25.00 FEET TO A POINT OF TANGENT CURVE IN THE BOUNDARY OF SAID LOT 24; THENCE SOUTH 00°04’04” EAST, 2.00 FEET TO AN INTERSECTION WITH A LINE WHICH IS PARALLEL WITH AND 2.00 FEET SOUTHERLY AT RIGHT ANGLES TO THE SOUTHERLY LINE OF SAID BLOCK 10, THENCE ALONG SAID PARALLEL LINE NORTH 89°55’56” EAST, 249.70 FEET; THENCE NORTH 05°30’02” WEST, 104.06 FEET TO THE UNITED STATES COAST AND GEODETIC SURVEY TRIANGULATION STATION “OLD TOWN” (THE LAMBERT GRID COORDINATES, CALIFORNIA ZONE 6, FOR SAID STATION “OLD TOWN” ARE X = 1,712,415.17 AND Y = 213,819.22) AND SAID TRIANGULATION STATION IS LOCATED AT LATITUDE 32°45’02” NORTH AND LONGITUDE 117°11’07.200” WEST, BEING ALSO THE POINT OF ORIGIN FOR THE SAN DIEGO CITY ENGINEER’S MISSION BAY PARK COORDINATE SYSTEM; THENCE NORTH 6,789.12 FEET AND WEST 14,572.15 FEET TO THE TRUE POINT OF BEGINNING OF THE HEREIN DESCRIBED PROPERTY, THE MISSION BAY COORDINATES OF SAID TRUE POINT OF BEGINNING BEING NORTH 6,789.12 AND WEST 14,572.15, SAID TRUE POINT OF BEGINNING ALSO BEING THE NORTHERLY TERMINUS OF THE WESTERLY LINE OF THAT PORTION OF LAND SHOWN ON THE CITY OF SAN DIEGO ENGINEER’S DRAWING NO. 10966-1-B OF THE PROPOSED LEASE OF WEST PEREZ COVE MISSION BAY PARK; THENCE SOUTHEASTERLY ALONG SAID WESTERLY LINE THE FOLLOWING COURSES AND DISTANCES; SOUTH 9°04’02” EAST, 267.46 FEET; SOUTH 14°33’01” EAST, 166.22 FEET; SOUTH 39°19’34’ EAST, 90.00 FEET; SOUTH 23°11’55” EAST 92.52 FEET; THENCE LEAVING SAID WESTERLY LINE NORTH 61°35’50” WEST, 124.71 FEET TO INTERSECTION WITH A LINE THAT BEARS SOUTH 30°37’22” EAST FROM A POINT OF TANGENCY WITH A 100.00 FOOT RADIUS CURVE CONCAVE EASTERLY AND BEING THE SOUTHERLY TERMINUS OF THE WESTERLY LINE OF AN AREA DESIGNATED “PARKING LOT” ON THE CITY OF SAN DIEGO ENGINEERING DRAWINGS NOS. 21296-46-D, 2I296-47-D AND 21296-97-D; THENCE NORTH 30°37’22” WEST ALONG SAID LINE 80.35 FEET TO SAID POINT OF TANGENCY WITH A 100.00 FOOT RADIUS CURVE; THENCE NORTHERLY, WESTERLY AND NORTHEASTERLY ALONG SAID WESTERLY LINE OF THE AREA DESIGNATED “PARKING LOT” THE FOLLOWING COURSES AND DISTANCES: NORTHERLY ALONG THE ARC OF SAID

EXHIBIT 1

TANGENT 100.00 FOOT RADIUS CURVE THROUGH A CENTRAL ANGLE OF 20°24’39” A DISTANCE OF 35.62 FEET; THENCE NORTH 10°12’42” WEST 37.69 FEET TO THE BEGINNING OF A TANGENT 2,963.50 FOOT RADIUS CURVE CONCAVE EASTERLY; THENCE NORTHERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 3°00’00” A DISTANCE OF 155.17 FEET; THENCE NORTH 7°12’42” WEST, 36.67 FEET TO THE BEGINNING OF A TANGENT 8,036.50 FOOT RADIUS CURVE CONCAVE WESTERLY; THENCE NORTHERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 0°14’28” A DISTANCE OF 33.82 FEET TO A POINT OF COMPOUND CURVATURE WITH A 5.00 FOOT RADIUS CURVE CONCAVE SOUTHWESTERLY; THENCE NORTHWESTERLY AND WESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 92°45’32” A DISTANCE OF 8.09 FEET; THENCE SOUTH 79°47’18” WEST, 27.86 FEET; THENCE NORTH 14°53’58” WEST, 120.00 FEET; THENCE NORTH 75°06’02- EAST, 20.00 FEET; THENCE NORTH 47°26’50” EAST, 12.66 FEET; THENCE NORTH 21°13’51” EAST ALONG SAID WESTERLY LINE OF THE AREA DESIGNATED “PARKING LOT” AND THE PROLONGATION THEREOF 47.88 FEET TO INTERSECTION WITH A LINE THAT BEARS NORTH 69°30’00” WEST FROM THE TRUE POINT OF BEGINNING; THENCE SOUTH 69°30’00” EAST, 45.71 FEET TO THE TRUE POINT OF BEGINNING.

EXHIBIT 1

DESCRIPTION OF

SEA WORLD LEASE

PARCEL B – WATER – PROPERTY 1     16.932 ACRES

THAT PORTION OF THE TIDELANDS AND SUBMERGED OR FILLED LANDS OF MISSION BAY (FORMERLY FALSE BAY), AND PORTION OF THE PUEBLO LANDS OF SAN DIEGO, ACCORDING TO MAP THEREOF MADE BY JAMES PASCOE IN 1870, A COPY OF WHICH SAID MAP WAS FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, NOVEMBER 14, 1921, AND IS KNOWN AS MISCELLANEOUS MAP NO. 36, ALL BEING IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, DESCRIBED AS A WHOLE AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF LOT 24 IN BLOCK 10 OF RESUBDIVISION OF BLOCKS 7, 8 AND 10 AND A PORTION OF BLOCK 9 AND LOT “A”, INSPIRATION HEIGHTS, ACCORDING TO MAP THEREOF NO. 1700, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, DECEMBER 27, 1917; THENCE ALONG THE SOUTHERLY LINE OF SAID LOT 24, SOUTH 89°55’56” WEST, (RECORD NORTH 89°59’00” WEST), 25.00 FEET TO A POINT OF TANGENT CURVE IN THE BOUNDARY OF SAID LOT 24; THENCE SOUTH 00°04’04” EAST, 2.00 FEET TO AN INTERSECTION WITH A LINE WHICH IS PARALLEL WITH AND 2.00 FEET SOUTHERLY AT RIGHT ANGLES TO THE SOUTHERLY LINE OF SAID BLOCK 10, THENCE ALONG SAID PARALLEL LINE NORTH 89°55’56” EAST, 249.70 FEET; THENCE NORTH 05°30’02” WEST, 104.06 FEET TO THE UNITED STATES COAST AND GEODETIC SURVEY TRIANGULATION STATION “OLD TOWN” (THE LAMBERT GRID COORDINATES, CALIFORNIA ZONE 6, FOR SAID STATION “OLD TOWN” ARE X = 1,712,415.17 AND Y = 213,819.22) AND SAID TRIANGULATION STATION IS LOCATED AT LATITUDE 32°45’02” NORTH AND LONGITUDE 117°11’07.200” WEST, BEING ALSO THE POINT OF ORIGIN FOR THE SAN DIEGO CITY ENGINEER’S MISSION BAY PARK COORDINATE SYSTEM; THENCE NORTH 6,789.12 FEET AND WEST 14,572.15 FEET TO A POINT KNOWN AS MISSION BAY COORDINATES NORTH 6,789.12 AND WEST 14,572.15; THENCE SOUTH 69°30’00” EAST 172.53 FEET TO THE TRUE POINT OF BEGINNING OF THE HEREIN DESCRIBED PROPERTY; THENCE CONTINUING SOUTH 69°30’00” EAST 341.57 FEET TO A POINT; THENCE SOUTH 75°18’41” EAST 1,230.82 FEET; THENCE SOUTH 147.18 FEET TO A POINT ON THE ARC OF A 1,198.09 FOOT RADIUS CURVE CONCAVE SOUTHEASTERLY, TO WHICH POINT A RADIAL LINE OF SAID CURVE BEARS NORTH 11°28’40” WEST; THENCE SOUTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 25°40’52” A DISTANCE OF 537.01 FEET TO A POINT OF REVERSE CURVATURE WITH AN 800.00 FOOT RADIUS CURVE CONCAVE NORTHWESTERLY; THENCE SOUTHWESTERLY AND WESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 39°23’51” A DISTANCE OF 550.09 FEET TO A POINT OF COMPOUND CURVATURE WITH A 240.00 FOOT RADIUS CURVE CONCAVE NORTHEASTERLY; THENCE

EXHIBIT 1

NORTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 24°56’26” A DISTANCE OF 104.47 FEET; THENCE NORTH 63°35’01” WEST 25.61 FEET TO THE BEGINNING OF A TANGENT 347.08 FOOT RADIUS CURVE CONCAVE NORTHEASTERLY; THENCE NORTHWESTERLY AND NORTHERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 63°35’01” A DISTANCE OF 385.17 FEET; THENCE NORTH 330.46 FEET TO THE BEGINNING OF A TANGENT 300.00 FOOT RADIUS CURVE CONCAVE SOUTHWESTERLY WHICH CURVE IS ALSO TANGENT TO THE HEREIN BEFORE MENTIONED COURSE BEARING SOUTH 69°30’00” EAST FROM THE TRUE POINT OF BEGINNING; THENCE NORTHERLY AND NORTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 69°30’00” A DISTANCE OF 363.90 FEET TO THE TRUE POINT OF BEGINNING.

EXHIBIT 1

PARCEL B – WATER PROPERTY 2; 0.082 ACRES

BEGINNING AT POINT “B” AS SET OUT AND ESTABLISHED IN THE HEREINABOVE DESCRIBED PARCEL “A”; THENCE SOUTH 71°35’40” EAST ALONG THE NORTHEASTERLY LINE OF SAID PARCEL “A” A DISTANCE OF 50.00 FEET; THENCE LEAVING SAID NORTHEASTERLY LINE NORTH 18°24’20” EAST 71.00 FEET; THENCE NORTH 71°35’ 40” WEST 50.00 FEET; THENCE SOUTH 18°24’20” WEST 71.00 FEET TO SAID POINT “B” AND THE POINT OF BEGINNING.

EXHIBIT 1

#10171A JUNE 24, 1985

LEGAL DESCRIPTION: PARCEL “B”

THAT PORTION OF THE TIDELANDS AND SUBMERGED OR FILLED LANDS OF MISSION BAY (FORMERLY FALSE BAY), AND A PORTION OF THE PUEBLO LANDS OF SAN DIEGO, ACCORDING TO MAP THEREOF MADE BY JAMES PASCOE IN 1870, A COPY OF WHICH SAID MAP WAS FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, NOVEMBER 14, 1921, AND IS KNOWN AS MISCELLANEOUS MAP NO. 36, ALL BEING IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, DESCRIBED AS A WHOLE AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF LOT 24 IN BLOCK 10 RESUBDIVISION OF BLOCKS 7, 8, AND 10 AND A PORTION OF BLOCK 9 AND LOT “A”, INSPIRATION HEIGHTS, ACCORDING TO MAP THEREOF NO. 1700, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, DECEMBER 27, 1917; THENCE ALONG THE SOUTHERLY LINE OF SAID LOT 24, SOUTH 89°55’56” WEST, (RECORD NORTH 89°59’00” WEST), 25.00 FEET TO A POINT OF TANGENT CURVE IN THE BOUNDARY OF SAID LOT 24; THENCE SOUTH 00°04’04” EAST, 2.00 FEET TO AN INTERSECTION WITH A LINE WHICH IS PARALLEL AND 2.00 FEET SOUTHERLY AT RIGHT ANGLES TO THE SOUTHERLY LINE OF SAID BLOCK 10; THENCE ALONG SAID PARALLEL LINE NORTH 89°55’56” EAST, 249.70 FEET; THENCE NORTH 05°30’02” WEST, 104.06 FEET TO THE UNITED STATES COAST AND GEODETIC SURVEY TRIANGULATION STATION “OLD TOWN” (THE LAMBERT GRID COORDINATES, CALIFORNIA ZONE 6, FOR SAID STATION “OLD TOWN” ARE X=1,712,415.17 AND Y=213,819.22) AND SAID TRIANGULATION STATION IS LOCATED AT LATITUDE 32°45’02” NORTH AND LONGITUDE 117°11’07.200” WEST, BEING ALSO THE POINT OF ORIGIN FOR THE SAN DIEGO CITY ENGINEER’S MISSION BAY PARK COORDINATE SYSTEM; THENCE NORTH 3,799.97 FEET AND WEST 11,302.44 FEET TO A POINT ON A LINE THAT IS PARALLEL WITH AND 60.50 FEET AT RIGHT ANGLES NORTHEASTERLY FROM THE CENTERLINE OF SEA

#10171A PAGE 2

WORLD DRIVE AS SHOWN ON CITY OF SAN DIEGO ENGINEER’S DRAWING NO. 14,985-1-D, SAID POINT BEING OPPOSITE AT RIGHT ANGLES FROM ENGINEER’S STATION 36+35.31 ON SAID CENTERLINE, THENCE SOUTH 78°55’43” EAST PARALLEL WITH SAID CENTERLINE OF SEA WORLD DRIVE 140.82 FEET TO THE BEGINNING OF A TANGENT 1939.50 FOOT RADIUS CURVE CONCAVE NORTHERLY, THENCE EASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 18°48’34”, AN ARC LENGTH OF 636.71 FEET; THENCE TANGENT TO SAID CURVE NORTH 82°15’43” EAST 70.00 FEET TO A POINT BEING 60.50 FEET NORTHERLY AND OPPOSITE AT RIGHT ANGLES FROM ENGINEER’S STATION 45+02.70 ON THE HEREINBEFORE MENTIONED CENTERLINE OF SEA WORLD DRIVE; THENCE NORTH 7°44”17” WEST 1000.00 FEET TO THE TRUE POINT OF BEGINNING OF THE HEREIN DESCRIBED PROPERTY, THE MISSION BAY PARK COORDINATES OF SAID TRUE POINT OF BEGINNING BEING NORTH 4754.812 AND WEST 10,595.934; THENCE NORTH 7°44’17” WEST 531.96 FEET; THENCE SOUTH 83°03’30” EAST 440.00 FEET; THENCE SOUTH 29°53’30” EAST 250.00 FEET; THENCE NORTH 83°03’30” WEST 240.00 FEET; THENCE SOUTH 3°36’25” WEST 254.71 FEET; THENCE SOUTH 82°15’43” WEST 237.64 FEET TO THE TRUE POINT OF BEGINNING.

CONTAINS 4.00 ACRES (MORE OR LESS)

#10171A JUNE 24, 1985

LEGAL DESCRIPTION: PARCEL “A”

THAT PORTION OF THE TIDELANDS AND SUBMERGED OR FILLED LANDS OF MISSION BAY (FORMERLY FALSE BAY), AND A PORTION OF THE PUEBLO LANDS OF SAN DIEGO, ACCORDING TO MAP THEREOF MADE BY JAMES PASCOE IN 1870, A COPY OF WHICH SAID MAP WAS FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, NOVEMBER 14, 1921, AND IS KNOWN AS MISCELLANEOUS MAP NO. 36, ALL BEING IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, DESCRIBED AS A WHOLE AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF LOT 24 IN BLOCK 10 RESUBDIVISION OF BLOCKS 7, 8, AND 10 AND A PORTION OF BLOCK 9 AND LOT “A”, INSPIRATION HEIGHTS, ACCORDING TO MAP THEREOF NO. 1700, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, DECEMBER 27, 1917; THENCE ALONG THE SOUTHERLY LINE OF SAID LOT 24, SOUTH 89°55’56” WEST, (RECORD NORTH 89°59’00” WEST), 25.00 FEET TO A POINT OF TANGENT CURVE IN THE BOUNDARY OF SAID LOT 24; THENCE SOUTH 00°04’04” EAST, 2.00 FEET TO AN INTERSECTION WITH A LINE WHICH IS PARALLEL AND 2.00 FEET SOUTHERLY AT RIGHT ANGLES TO THE SOUTHERLY LINE OF SAID BLOCK 10; THENCE ALONG SAID PARALLEL LINE NORTH 89°55’56” EAST, 249.70 FEET; THENCE NORTH 05°30’02” WEST, 104.06 FEET TO THE UNITED STATES COAST AND GEODETIC SURVEY TRIANGULATION STATION “OLD TOWN” (THE LAMBERT GRID COORDINATES, CALIFORNIA ZONE 6, FOR SAID STATION “OLD TOWN” ARE X=1,712,415.17 AND Y=213,819.22) AND SAID TRIANGULATION STATION IS LOCATED AT LATITUDE 32°45’02” NORTH AND LONGITUDE 117°11’07.200” WEST, BEING ALSO THE POINT OF ORIGIN FOR THE SAN DIEGO CITY ENGINEER’S MISSION BAY PARK COORDINATE SYSTEM; THENCE NORTH 3,799.97 FEET AND WEST 11,302.44 FEET TO THE TRUE POINT OF BEGINNING OF THE HEREIN DESCRIBED PROPERTY, THE MISSION BAY PARK COORDINATES OF SAID TRUE

#10171A PAGE 2

POINT OF BEGINNING BEING NORTH 3,799.97 AND WEST 11,302.44, SAID TRUE POINT OF BEGINNING BEING A POINT ON A LINE THAT IS PARALLEL WITH AND 60.50 FEET AT RIGHT ANGLES NORTHEASTERLY FROM THE CENTERLINE OF SEA WORLD DRIVE AS SHOWN ON CITY OF SAN DIEGO ENGINEER’S DRAWING NO. 14,985-1-D, SAID POINT BEING OPPOSITE AT RIGHT ANGLES FROM ENGINEER’S STATION 36+35.31 ON SAID CENTERLINE; THENCE NORTH 5°59’55” EAST 1807.82 FEET; THENCE SOUTH 54°40’57” EAST 546.54 FEET; THENCE SOUTH 7°44’17” EAST 1531.96 FEET TO A POINT BEING 60.50 FEET NORTHERLY AND OPPOSITE AT RIGHT ANGLES FROM ENGINEER’S STATION 45+02.70 ON THE HEREINBEFORE MENTIONED CENTERLINE OF SEA WORLD DRIVE; THENCE PARALLEL WITH SAID CENTERLINE OF SEA WORLD DRIVE, SOUTH 82°15’43” WEST 70.00 FEET TO THE BEGINNING OF A TANGENT 1939.50 FOOT RADIUS CURVE CONCAVE NORTHERLY; THENCE WESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 18°48’34” AN ARC LENGTH OF 636.71 FEET; THENCE TANGENT TO SAID CURVE NORTH 78°55’43” WEST 140.82 FEET TO THE TRUE POINT OF BEGINNING.

CONTAINS 25.00 ACRES (MORE OR LESS)

(R-85-1236)

RESOLUTION NUMBER R–262370

ADOPTED ON JAN 22 1985

BE IT RESOLVED, by the Council of The City of San Diego, that the City Manager is hereby authorized to execute, for and on behalf of The City of San Diego, an agreement with SEA WORLD, INC. for the repair of the shoreline on certain City-owned property adjacent to the Sea World leasehold, and provide Sea World, Inc. a one-time rent credit not to exceed $150,000, representing the City’s share of the total cost, under the terms and conditions set forth in that agreement on file in the office of the City Clerk as Document No. RR–262370.

APPROVED: John W. Witt, City Attorney

By	/s/ [Illegible Signature]
for Harold O. Valderhaug
Deputy City Attorney

HOV:ps

01/08/84

Or. Dept:Prop.

R-85-1236

Form=r.none

REQUEST FOR COUNCIL ACTION CITY OF SAN DIEGO						1. CERTIFICATE NUMBER:
TO: CITY ATTORNEY		2. FROM (ORIGINATOR) PROPERTY DEPT./PROPERTY MANAGEMENT DIVISION				3. DATE June 6, 1985
4. SUBJECT Sea World Lease Amendment
5. PREPARATION OF: ☐ RESOLUTION(S) ☐ ORDINANCE(S) ☐ AGREEMENT(S) ☐ DEED(S)
1. Approval of a lease amendment and conceptual master plan with Sea World, Inc. 2. Certifying EIR 84-0160. 3. Adoption of findings and statement of overriding considerations.
COUNCIL DISTRICT 6			COMMUNITY AREA: Mission Bay			REPORT TO COUNCIL

6. SUPPORTING INFORMATION: (INCLUDE ONLY INFORMATION NOT COVERED ON FORM 1472A, “DOCKET SUPPORTING INFORMATION”.

ACTION REQUESTED BY: Property Director.

DESCRIPTIVE LOCATION: Sea World – Mission Bay Park.

DOCUMENTS SUBMITTED: Original and 6 copies of Amendment. Provides for:

1. Long-range conceptual development plus approval.

2. Sea World shoreline maintenance.

3. Readjustment of easterly property line.

4. Addition of approximately 1-acre of land westerly of Atlantis Restaurant.

ENVIRONMENTAL ASSESSMENT: The City of San Diego, as lead agency, has prepared and completed an Environmental Impact Report, No. 84-0160 dated February 15, 1985.

HANDLING: DO NOT RECORD. Deliver documents to Property Department, Attention W. J. Punch, M.S. 503, for further handling.

7. FOR INFORMATION CONTACT: G. R. RANDOLPH/Punch		(NAME & MAIL STA.) 503	8. TELEPHONE 6792/6985		9. CHECK IF “DOCKET SUPPORTING INFORMATION” ATTACHED	☐
10. COMPLETE FOR ACCOUNTING PURPOSES:			11.	ROUTING AND APPROVALS
FUND/DEPT.	BUDGETED	UNBUDGETED	ROUTE	APPROVING	APPROVAL	DATE
			(✓)	AUTHORITY		SIGNED
ORGANIZATION			✓	DEPARTMENT
OBJECT ACCOUNT				DIRECTOR
JOB ORDER			X	CLEARING AUTH.
WORK ORDER NO.				EQD
C.I.P. NO.			X	CLEARING AUTH.
FACILITY				PARK & REC
AMOUNT			X	DEPUTY CITY
12. ESTIMATED COST: Job: 218401 cc: County Assessor Docket w/dwg REDI BOOK PAGES 326 & 327 THOMAS BROS MAPS PAGE 59, C-2 jas			X	MANAGER
AUDITOR
			✓	CITY ATTORNEY
			✓	ORIGINATING DEPARTMENT
			X	MGR. DOCKET CLERK
			✓	RULES COMMITTEE	☐ CONSENT ☐ ADOPTION ☐ REFER TO DATE

(R-85-2422)

RESOLUTION NUMBER R–

ADOPTED ON

BE IT RESOLVED, by the Council of The City of San Diego, that the City Manager is hereby authorized and empowered to execute a lease amendment with SEA WORLD, INC., which amendment basically provides for a revised general development plan and other changes, as more particularly described in that lease amendment on file in the office of the City Clerk as Document No. RR–            .

APPROVED: JOHN W. WITT, City Attorney

By	/s/ Harold O. Valderhaug
Harold O. Valderhaug
Deputy City Attorney

HOV:ps

06/11/85

Or.Dept:Prop.

Job:218401

R-85-2422

Form=r.none

(R-85-2423)

RESOLUTION NUMBER R–

ADOPTED ON

BE IT RESOLVED, by the Council of The City of San Diego that it be and it is hereby certified that the information contained in ENVIRONMENTAL IMPACT REPORT EIR 84-0160, in connection with SEA WORLD, INC., on file in the office of the City Clerk, has been completed in compliance with the California Environmental Quality Act of 1970, as amended, and the State guidelines thereto, and that said Report has been reviewed and considered by this Council.

BE IT FURTHER RESOLVED, that pursuant to California Public Resources Code, Section 21081, the City Council hereby adopts the findings made with respect to the feasibility of the mitigating measures and project alternatives and the statements of overriding considerations, if any, contained within the said ENVIRONMENTAL IMPACT REPORT EIR 84-0160.

APPROVED: John W. Witt, City Attorney

By	/s/ Harold O. Valderhaug
Harold O. Valderhaug
Deputy City Attorney

HOV:ps

06/11/85

Or.Dept:Prop.

Job:218401

R-85-2423

Form=r.eir&fd

DATED ISSUED:	REPORT NO.

ATTENTION:	PS&S Committee, Agenda of

SUBJECT:	Sea World Lease Amendment

SUMMARY

Issue

1.	Should the City amend the lease with Sea World to provide for approval of its revised long-term conceptual development plan?

2.	Should the City adopt the findings of Environmental Impact Report 84-0160?

Manager’s Recommendation—Approve the amendment, certify the Environmental Impact Report, and adopt findings and statement of overriding considerations.

Other Recommendations—The Park and Recreation Board approved the plan on February 21, 1985.

Fiscal Impact—Unknown at this time, however, the improvements made with the proposed new development plan, including those required for mitigation measures Imposed by the EIR, should increase the park’s attendance and subsequent rental revenue. This revenue may be reduced somewhat by the provision that Sea World is allowed a 50 percent rent credit for required public improvements, including the mitigation measures.

BACKGROUND

Sea World opened its original ocean aquarium park on 18 acres in Mission Bay in March 1964. Over the years, it has expanded until it reached its current size of 149 acres of land and 17 acres of water area. Besides park exhibits, the Sea World lease premises also include the Atlantis Restaurant and a recreational boat marina. The lease requires a minimum annual rent of $1 million versus an applicable percentage of gross income, as listed in Attachment 1. In Fiscal Year 1984, the City received $2,243,312 from Sea World.

Sea World is now revising its long-term conceptual development plan. The new plan, along with other lease modifications proposed by Sea World and City staff, requires Council authorization in the form of the lease amendment outlined as follows:

1.	Development Plan. This plan is an update of Sea World’s main features, including centralizing the main entrance, new Shamu Stadium and planned new exhibits and changes over the next several years.

2.	Improvements, Repairs, and Alterations. Sea World will be responsible for all shoreline (riprap) maintenance on all portions of the leasehold premises. This responsibility is not specific in the existing lease.

3.	Change in the Eastern Boundary Leasehold Line. Sea World agrees to allow a change in its easterly boundary line to accommodate the City’s South Shores Area Master Plan when it is implemented with a revised legal description to be appended to the lease at a later date.

4.	Atlantis Valet Parking Lot. The Atlantis valet parking lot is currently under a temporary permit from the City. Part of the parking lot will be utilized for the new Ingraham Street Bridge and its supporting structure. The remaining area of approximately one acre will be added to the Sea World leasehold. Sea World will take over the landscaping and maintenance of the area, which will eliminate costs to the Park and Recreation Department.

The Environmental Impact Report prepared in connection with the proposed lease amendment, as well as the City Planning Commission Resolution 5460 (Attachment II), provided that Sea World make certain mitigations. They are summarized as follows:

1.	Improve Perez Cove Way/Ingraham Street Intersection (Perez Cove Way to be 66 feet wide), but not required prior to the widening of the Ingraham Street Bridge at Mission Bay Channel.

2.	Reconstruct the driveway access to Perez Cove Way.

3.	Provide a continuous Class 1 bikeway along and through the Sea World property lease line.

4.	When the annual attendance at the park reaches 3.6 million, relocate Sea World Way (the main entrance) to its ultimate configuration (52 feet), plus all turn lanes to and from Sea World Way. Remove the old traffic signal and install new signals to City standards. Extend the bikeway from the present terminus to the new intersection.

5.	When the annual attendance reaches 4 million, improve Sea World Drive along the leasehold frontage to half width of a six-lane primary arterial standard. This phasing may be revised by the Engineering and Development Department.

6.	Provide pedestrian access to the general public through the Sea World leasehold during daylight hours.

7.	Submit a detailed landscaping plan and irrigation plan for the parking and perimeter areas of its leasehold for approval by the Planning Director and Planning Commission prior to obtaining any building permits.

Sea World has agreed to all of the mitigations with the exception of the Class 1 bikeway, which it estimates would cost approximately $380,000 to build and would negatively impact its leasehold operations. As a result, City Traffic and Engineering made a study of the issue. It recommended a Class 2 bikeway on Perez Cove Way from Ingraham Street to Sea World Drive, connecting to a Class 1 bikeway just north of Sea World Drive from Perez Cove Way to Sea World Drive; thence, a Class 1 bikeway from Sea World Way to the easterly lease line. It estimated the cost of its recommendation to be about $22,000. Sea World has indicated that it is agreeable to this recommendation.

By the terms set out in Sea World’s 1983 lease amendment (Section 13.B.), rent credits would be given for those aforesaid and future costs Sea World may incur for mitigation measures required by any public entity, including the City. The rent credit would amount to 50 percent of the mitigation cost and would be applied against the special rentals paid or due the City as a result of the 1983 amendment (to a maximum of $1.25 million, plus CPI increases). For example, if mitigation costs total $2.5 million, Sea World would be entitled to deduct $1.25 million of such costs. Mitigation measures are defined as any expenditures or payments Sea World must make for permanent capital improvements on, to, or in Mission Bay Park, which would normally be the responsibility of the City as a condition to obtaining permission to develop, construct, install, or operate improvements, facilities or equipment in, to, or on its premises.

Other costs, subject to credit, could run into the hundreds of thousands of dollars, although no estimates can be made at this time. These would include the construction of any or all of the aforementioned improvements required by the Environmental Impact Report or the Coastal Commission.

ALTERNATIVE

Deny the request.

Respectfully submitted,

John P. Fowler

Deputy City Manager

JLS:WJP:jw(11)P10

6-11-85

Attachments: Sea World Percentage Rents

    City Planning Commission Resolution 5460

ATTACHMENT 1

SEA WORLD PERCENTAGE RENTS

Percentage	Applied to all Gross Income Attributable to:
2-1/2 Percent	Admission tickets.

2-1/2 Percent of first $600,000	Food and nonalcoholic beverages.

3 Percent of all gross income over $600,000	Food and nonalcoholic beverages.

5 Percent	All alcoholic beverages.

7 Percent	Parking lot income.

3 Percent	Boat rides, sky ride, Shamu ride, concession, and sky tower ride.

3 Percent	From sale of animal food to spectators.

5 Percent	From any game or amusement devise.

2-1/2 Percent	Institutional advertising.

3 Percent	Sale of petroleum, products, except diesel fuel.

1-1/2 Percent	Sale of diesel fuel.

2 Percent	Sale of boats, motors and accessories.

4 Percent	Service on boats, motors, sale of boat and motor parts, accessories and marina hardware.

7 Percent	Boat storage rental and related boating operations.

20 Percent	Boat slip rentals.

7 Percent	All other sale, service or operation.

WJP: jw(2)pg

2-25-85

ATTACHMENT II

CITY PLANNING COMMISSION

RESOLUTION NO. 5460

CONDITIONAL APPROVAL OF SEA WORLD MASTER PLAN

AND RED LION HOTEL ON THE SEA WORLD LEASEHOLD

WHEREAS, the Planning Commission has reviewed and considered the Sea World Master Plan and plans for the Red Lion Hotel Project at Sea World; and

WHEREAS, on February 21, 1985, the Planning Commission of the City of San Diego held a public hearing and received for its consideration documentary, written and oral testimony and heard form all interested parties present at the public hearing; and

WHEREAS, the expansion program for the Sea World complex envisioned in the Sea World Master Plan provides educational and recreational benefits for residents and visitors to San Diego,

NOW, THEREFORE, BE IT RESOLVED that the Planning Commission of the City of San Diego approves the Sea World Master Plan amendment proposal, subject to conditions designed to assure consistency with the Mission Bay Master Plan and Mission Bay Coastal Access Study.

The following conditions of approval shall be assured prior to issuance of any building permits for construction of any facility within the leasehold. The Planning Director will be responsible for reviewing building plans for consistency prior to the obtaining of building permits by Sea World. Future development projects include any new buildings, outdoor exhibits, landscaping, lighting, fencing, signs, entryway redevelopment, parking lot redesign, bikeways, pedestrian paths and changes to traffic circulation systems within the Sea World leasehold. These conditions are based on the approved Mission Bay Coastal Access Study and Environmental Impact Report (EIR) No. 84-0160.

I.	Bicycle Access

Sea World will construct a continuous Class I bikeway along and through the Sea World property lease which will link directly with existing or proposed bikeways to the north of Sea World along Ingraham Street and to the east of Sea World in South Shores. The bikeway will extend along Perez Cove Way from Ingraham Street to Sea World Drive and will continue from the Sea World Drive/Perez Cove Way intersection to the intersection of Sea World Drive/Sea World Way. The bikeway will be extended east from this intersection to connect with the South Shores bikeway segment. If Sea World implements changes to the vehicular access routes into the theme park which affect the bikeway, the bikeway will be reconstructed by Sea World to conform to the revised vehicular circulation system. When Sea World completes construction of the bikeway the City will assume liability and maintenance responsibility for the facility.

II.	Pedestrian Access

Sea World will provide pedestrian access to the general public through the Sea World leasehold during daylight hours. Pathways will remain open and accessible to pedestrians entering the Sea World leasehold from connecting paths in the north (from Ingraham Street and Perez Cove), the south (from Sea World Drive) and from the east (along the Bay in South Shores). In the vicinity of the Proposed Red Lion Hotel and the Atlantis Restaurant the pedestrian way will be a promenade along the waters edge extending to-the northwestern edge of the Atlantis Restaurant. In the vicinity of the theme park, the pedestrian way will be located adjacent to and outside the fence demarcating the perimeter of the controlled access area. The alignment of the pedestrian pathway system is shown in Figure 1 (attached). All pedestrian pathways shall be paved. The alignment of the pedestrian connection from the Atlantis through the two-acre parcel under the newly reconstructed Ingraham Street bridge will be subject to future study since the city has not yet identified the utilization of this area which is currently rented to Sea World on a monthly basis. At the time the study is completed, Sea World will be required to cooperate in the establishment of a pedestrian connection to the west under the bridge.

III.	Landscaping

Sea World will submit a detailed landscaping plan and irrigation plan for the parking and perimeter areas of their leasehold for approval by the Planning Director and Planning Commission prior to obtaining any building permits.

The parking lot areas will be divided into sections containing not more than 500 parking spaces. Each section will be demarcated by landscaped buffers. The buffers are to be designed in accordance with the parking lot landscape details submitted by Sea World. No less than ten percent of the parking lot area shall be covered by landscaping as required by previous agreements on Sea World permits and as a minimum to make the development consistent with Mission Bay Design Guidelines. The entire perimeter of the Sea World parking lot will be screened. Perimeter planting will include specimen size trees (24-inch or 36-inch box).

IV.	Traffic Circulation and Bicycle/Pedestrian Circulation: The following phasing plan will be incorporated into the Master Plan.

A.	Prior to occupancy of the proposed hotel, the following improvements shall be completed and opened to traffic:

1.	IMPROVE PEREZ COVE WAY/INGRAHAM STREET INTERSECTION as shown in EIR Fig. 4-4 (Perez Cove Way to be 66 feet wide), but not required prior to widening of Ingraham Street Bridge at Mission Bay Channel.

2.	RECONSTRUCT DRIVEWAY ACCESS TO PEREZ COVE WAY as shown in EIR Fig. 4-4 (Perez Cove Way to be 66 feet wide).

B.	When the annual attendance at the theme park reaches 3,600,000 per year, the following improvements shall be completed:

1.	RELOCATE SEA WORLD WAY approximately 500 feet east along Sea World Drive and construct Sea World Way to its ultimate configuration (52 feet), plus all turn lanes to and from Sea World Way. Remove old traffic signal and install new signals to City standards. Extend Class I bikeway from present terminus to new intersection.

C.	When the annual attendance at the theme park reaches 4,000,000 per year, the following improvement shall be implemented:

1.	IMPROVE SEA WORLD DRIVE along leasehold frontage to half width of a six-lane primary arterial standard.

V.	Biological Resources: Prior to approval of the Marina expansion, a revised dock design as shown on EIR Figure 4-8 to mitigate eelgrass impacts shall be submitted for Planning Director and Environmental Quality Division review and shall be incorporated into the marina expansion plans.

VI.	Red Lion Hotel Design:

1.	That a promenade be developed along the waters edge to link the Perez Cove building with the northwestern edge of the Atlantis Restaurant, to insure future options to link the area to the west when a new bridge is developed along Mission Bay Drive/Ingraham Street.

2.	That the, development proposal maintain a 20% see-through with two of the guest buildings elevated and open off-the-ground to establish additional see-through opportunities.

3.	That roof lines be varied to create design interest and focus, compatible with the desired high quality design on all Mission Bay leases, and the high visual exposure the hotel site has to the Park’s circulation network that will make it highly visible to the Visitor.

4.	That materials and colors will be consistent with Mission Bay Design Principles.

/s/ Sue Blackman
Sue Blackman, Secretary to the Planning Commission

/s/ Bill Levin
Bill Levin, Associate Planner

Adopted: February 21, 1985

Vote: 6-0